SECURITIES AND EXCHANGE COMMISSION
				         WASHINGTON, D.C. 20549

				              FORM 8-K

					    CURRENT REPORT

			         Pursuant to Section 13 or 15 (d)
			       of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported) June 17, 2003


				         SKYLINE CORPORATION
		         (Exact name of registrant as specified in its charter)

			        INDIANA				1-4714
			(State of Incorporation)       (Commission File Number)

				              35-1038277
			           (IRS Employee Identification No.)

		          P. O. Box 743, 2520 By-Pass Road    Elkhart, IN 46515
				 (Address of principal executive offices) (Zip)

				            (574) 294-6521
		           (Registrant's telephone number, including area code)

Item 5.		Other Events

ELKHART, INDIANA --- JUNE 17, 2003

SKYLINE REPORTS YEAR-END, FOURTH QUARTER RESULTS

	Net earnings for Skyline Corporation's 2003 fiscal year were $6,193,000 compared to $12,254,000 in fiscal 2002. On a per share basis, fiscal 2003 net earnings were $0.74 versus $1.46 in the 2002 fiscal year.

	For the fourth quarter which ended May 31, 2003, net earnings were $3,247,000 compared to $4,074,000 of the fourth quarter of fiscal 2002. Net earnings per share for fiscal 2003's fourth quarter were $0.39 versus $0.49 of the fourth quarter of fiscal 2002.

	Sales for fiscal 2003 were $419,817,000 compared to $450,722,000 of a year earlier. Sales for the fourth quarter of fiscal 2003 were $103,149,000 compared to $114,363,000 of fiscal 2002's fourth quarter.

	Sales for Skyline's manufactured housing group for fiscal 2003 were $293,448,000 compared to $339,260,000 of fiscal 2002. The group's
	sales for the fiscal 2003 fourth quarter totaled $71,387,000, compared to $77,836,000 of the comparable period of fiscal 2002.

	For Skyline's RV group, sales for fiscal 2003 were $126,369,000 compared to $111,462,000 of fiscal 2002. The RV group's sales for fiscal 2003's fourth quarter were $31,762,000 compared to $36,527,000 of the fourth quarter of fiscal 2002.

				SKYLINE CORPORATION AND SUBSIDIARY COMPANIES
				   CONSOLIDATED STATEMENTS OF EARNINGS

(Dollars in thousands except per share)

                    	     Three Months Ended	                Year  Ended
             	             May 31,  (Unaudited) 		  May 31,


		            2003            2002	      2003      2002

Sales			$ 103,149	$ 114,363         $ 419,817  $ 450,722

Earnings before
income taxes                5,408           6,723            10,336     20,229

Provision for
income taxes        	    2,161           2,649             4,143      7,975

Net earnings    	$   3,247       $   4,074         $   6,193  $  12,254

Basic earnings
per share       	$     .39       $     .49         $     .74  $    1.46

Weighted
average
common shares
outstanding     	8,391,244       8,391,244         8,391,244  8,391,244



				SKYLINE CORPORATION AND SUBSIDIARY COMPANIES
					CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)
							      	   May 31,

ASSETS                                                        2003       2002


Cash and temporary cash investments                        $ 154,457  $ 147,026
Accounts receivable                                           22,292     28,028
Inventories                                                    9,414      9,632
Other current assets				               8,808      8,137

  Total Current Assets                                       194,971    192,823

Property, Plant and Equipment, net                            39,131     41,477

Other Assets                                                   5,039      4,452

						           $ 239,141  $ 238,752

LIABILITIES AND SHAREHOLDERS' EQUITY


Accounts payable, trade					   $   5,990  $   5,859
Accrued liabilities                                           28,400     29,448
Income taxes payable                                           1,786      1,156

  Total Current Liabilities                                   36,176     36,463

Other Deferred Liabilities                                     4,580      4,056


Common stock                                                     312        312
Additional paid-in capital                                     4,928      4,928
Retained earnings                                            258,889    258,737
Treasury stock, at cost, 2,825,900 shares
in 2003 and 2002                                            (65,744)   (65,744)

  Total Shareholders' Equity                                 198,385    198,233

							   $ 239,141  $ 238,752